UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2026
 ______________________________
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1341 Horton Circle, Arlington, Texas 76011
(Address of principal executive offices)
(817) 390-8200
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
NYSE Texas
5.000% Senior Notes due 2034	DHI 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On January 15, 2026, D.R. Horton, Inc. held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered: (1) the election of eight director nominees named in the Company’s proxy statement, (2) an advisory vote on the approval of executive compensation and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2026. There were 291,099,538 shares of Common Stock eligible to be voted at this meeting and there were 269,655,483 shares of Common Stock represented in person or by proxy. The Annual Meeting voting results of the three listed matters were as follows:

(1).    Proposal One:  Election of Directors.  Stockholders elected each of the following nominees as a director to hold office until the 2027 Annual Meeting and until his or her successor is duly elected and qualified based on the following votes.

Nominee	For	Against	Abstain	Broker Non-Votes
David V. Auld	242,951,094	4,977,277	132,708	21,594,404
Paul J. Romanowski	246,612,959	1,379,144	68,976	21,594,404
Brad S. Anderson	239,909,919	8,082,898	68,262	21,594,404
Benjamin S. Carson, Sr.	243,725,773	4,253,988	81,318	21,594,404
M. Chad Crow	244,841,318	3,144,372	75,389	21,594,404
Elaine D. Crowley	247,517,622	469,340	74,117	21,594,404
Maribess L. Miller	246,684,929	1,310,592	65,558	21,594,404
Barbara R. Smith	246,034,665	1,822,026	204,388	21,594,404

(2).    Proposal Two: Advisory Vote on the Approval of Executive Compensation. Stockholders approved the Company’s executive compensation based on the following votes.

For	Against	Abstain	Broker Non-Votes
229,912,825	17,959,825	188,429	21,594,404

(3).    Proposal Three: Ratify the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 based on the following votes.

For	Against	Abstain
268,030,341	1,394,974	230,168

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	January 16, 2026	By:	/s/ THOMAS B. MONTAÑO
Thomas B. Montaño
Senior Vice President and Corporate Secretary

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